PROSHARES TRUST

ProShares Short S&P Regional Banking

ProShares Ultra S&P Regional Banking

ProShares Ultra Oil & Gas Exploration & Production

ProShares UltraShort Oil & Gas Exploration & Production

ProShares Ultra MSCI Mexico Capped IMI

ProShares UltraShort MSCI Mexico Capped IMI

ProShares Ultra Junior Miners

ProShares UltraShort TIPS

ProShares UltraShort 3-7 Year Treasury

ProShares German Sovereign/Sub-Sovereign ETF

ProShares USD Covered Bond

ProShares Hedged FTSE Europe ETF

ProShares Hedged FTSE Japan ETF

Supplement dated August 1, 2017

to each Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information

dated October 1, 2016, each as supplemented or amended

On August 1, 2017, ProShares announced that it plans to close and liquidate the following funds, traded on NYSE Arca:

Fund	Ticker	Fund	Ticker
Short S&P Regional Banking	KRS	UltraShort TIPS	TPS
Ultra S&P Regional Banking	KRU	UltraShort 3-7 Year Treasury	TBZ
Ultra Oil & Gas Exploration & Production	UOP	German Sovereign/Sub-Sovereign ETF	GGOV
UltraShort Oil & Gas Exploration & Production	SOP	USD Covered Bond	COBO
Ultra MSCI Mexico Capped IMI	UMX	Hedged FTSE Europe ETF	HGEU
UltraShort MSCI Mexico Capped IMI	SMK	Hedged FTSE Japan ETF	HGJP
Ultra Junior Miners	GDJJ

After the close of business on September 6, 2017, the Funds will no longer accept creation orders from Authorized Participants. It is expected that September 6, 2017 will be each Fund’s last full day of trading on NYSE Arca. Shareholders may sell their shares of a Fund (subject to any applicable brokerage or transaction costs) until the market close on September 6, 2017. Trading in each Fund will be suspended prior to market open on September 7, 2017.

From September 7, 2017 through September 14, 2017 (the expected “Distribution Date”), shares of each Fund will not be traded on NYSE Arca and there will not be a secondary market for the Funds’ shares. On or about September 5, 2017, each Fund will begin the process of liquidating its portfolio and will not be managed in accordance with its investment objective or engage in normal business activities, except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to its shareholders.

Any shareholders remaining in a Fund on the Distribution Date will automatically have their shares redeemed at the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including any costs of liquidating the Fund. Proceeds of the liquidation are currently expected to be sent to shareholders on or about the Distribution Date.

Each Fund may distribute to its shareholders capital gains and net investment income on or before the Distribution Date. These cash distributions are taxable events. Shareholders should consult their tax advisor about any potential tax consequences.

For more information, please contact the Funds at 1-866-776-5125.

Please retain this supplement for future reference.